ABRDN FUNDS
(the "Trust")

abrdn Realty Income & Growth Fund
(the "Fund")

Supplement dated December 12, 2024 to the Fund's Summary Prospectus, Statutory Prospectus
and Statement of Additional Information dated February 29, 2024, as supplemented to date

On December 11, 2024, the Board of Trustees of the Trust approved a change in the Fund's name from abrdn Realty Income & Growth Fund to abrdn Real Estate Fund, with such change to take effect as of the date of effectiveness of an amendment to the Trust's registration statement, which is anticipated to be on or about February 28, 2025 (the "Effective Date").

As of the Effective Date, all references to "abrdn Realty Income & Growth Fund" in the Summary Prospectus, Statutory Prospectus and Statement of Additional Information will be changed to "abrdn Real Estate Fund".

Please retain this Supplement for future reference.